SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 2, 2019

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-4388

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	TSS	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders held on May 2, 2019, the shareholders of Total System Services, Inc. (“TSYS”) approved an amendment to Article VIII, Section 2, of TSYS’ Articles of Incorporation which eliminates the supermajority voting threshold and provides for holders of a majority of the total number of votes entitled to vote thereon to be able to remove directors with or without cause. The Board of Directors has also adopted a corresponding change to Article III, Section 9, of TSYS’ bylaws.

The amendment to the Articles of Incorporation was effective upon the filing of Articles of Amendment with the Secretary of State of Georgia on May 3, 2019. The amendment to the bylaws was also effective on May 3, 2019. The full text of TSYS’ Articles of Incorporation, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The full text of TSYS’ bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders of TSYS was held on May 2, 2019. TSYS’ shareholders voted on the following four proposals which are detailed in TSYS’ definitive proxy statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 20, 2019, and cast their votes as described below.

Proposal 1

TSYS’ shareholders elected nine individuals to the Board of Directors as set forth below:

Name	For	Against	Abstain	Broker Non-Vote
F. Thaddeus Arroyo	129,920,629	689,091	362,189	21,985,659
Kriss Cloninger III	124,606,383	6,003,942	361,584	21,985,659
Walter W. Driver, Jr.	125,030,589	5,579,899	361,421	21,985,659
Sidney E. Harris	125,421,909	5,149,173	400,827	21,985,659
Joia M. Johnson	127,592,254	2,967,647	412,008	21,985,659
Connie D. McDaniel	130,088,314	468,959	414,636	21,985,659
Richard A. Smith	129,874,098	732,787	365,024	21,985,659
John T. Turner	122,695,916	7,918,548	357,445	21,985,659
M. Troy Woods	123,514,708	6,912,719	544,482	21,985,659

Proposal 2

TSYS’ shareholders ratified the appointment of KPMG LLP as the independent auditor of TSYS for the fiscal year ending December 31, 2019 as set forth below:

For	Against	Abstain	Broker Non-Vote
145,505,607	6,463,491	988,470	0

Proposal 3

TSYS’ shareholders approved, on an advisory basis, TSYS’ executive compensation as set forth below:

For	Against	Abstain	Broker Non-Vote
124,447,266	5,844,109	680,534	21,985,659

Proposal 4

TSYS’ shareholders approved an amendment to TSYS’ Articles of Incorporation to eliminate the supermajority voting requirement as set forth below:

For	Against	Abstain	Broker Non-Vote
129,992,812	382,249	596,848	21,985,659

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Incorporation, as amended

3.2	Bylaws, as amended

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Dated: May 3, 2019	By:	/s/ Kathleen Moates

Kathleen Moates Senior Deputy General Counsel

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